SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):

                                February 23, 1998
                                -----------------


                                 AGRITOPE, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)

                                   000-23531
                              (Commission File No.)


                                  93-0820945
                        (IRS Employer Identification No.)




8505 S.W. Creekside Place
   Beaverton,  Oregon                                           97008
(Address of principal executive offices)                      (Zip Code)



                Registrant's telephone number, including area code:

                               (503) 670-7702



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Item 4.        Changes in Registrant's Certifying Accountant

(a)       Effective  February  23,  1998,   Agritope  dismissed  its  prior
          independent accountant, Price Waterhouse LLP ("Price Waterhouse"). The decision to change accountants was recommended by Agritope's Audit Committee and was approved by its Board of Directors.

         Price Waterhouse's reports on Agritope's financial statements for the last two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that Price Waterhouse's report on the financial statements for the year ended September 30, 1997 included an explanatory paragraph regarding a change in the basis of presentation of such financial statements from those previously issued.

         During the audits for the last two fiscal years and through the subsequent interim periods to the date hereof, there were no disagreements between Agritope and Price Waterhouse on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Price Waterhouse, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

         Agritope has requested that Price Waterhouse furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated February 27, 1998, is filed as Exhibit 16 to this Form 8-K.

(b) Effective February 23, 1998, Agritope engaged Arthur Andersen as its principal accountant. During the last two fiscal years and the subsequent interim period to the date hereof, Agritope did not consult Arthur Andersen regarding any of the matters or events set forth in
         Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.        Financial Statements and Exhibits

(c)      Exhibits

                 16. Letter dated February 27, 1998 from Price Waterhouse LLP to the Securities and Exchange Commission

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Agritope, Inc.


Date: February 27, 1998.             By: /s/ Gilbert N. Miller
                                        ---------------------------
                                         Gilbert N. Miller
                                         Executive Vice President and
                                         Chief Financial Officer
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                                  EXHIBIT INDEX


   16 Letter dated February 27, 1998 from Price Waterhouse LLP to the Securities and Exchange Commission